Initial Public Offering	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Initial Public Offering

20. Initial Public Offering

In September 2017, the Company successfully completed its registration process (the offering) with the United States Securities and Exchange Commission (SEC) through which 12,770,000 shares of common stock were sold to the underwriters at $ 26 per share less an underwriting discount of 5.75%. From this total, 8,663,431 shares were sold by the Company and 4,106,569 shares were sold by stockholders.

The Company granted to the Underwriters an option, exercisable for 30 days, from September 20, 2017, to purchase up to 1,915,500 additional shares at the public offering price less the underwriting discount. The option was exercised on September 20, 2017, for all the shares available.

The net proceeds of the offering totaled $253,529 after deducting the underwriting discount and offering expenses payable by the Company. The proceeds will be used for general corporate purposes.